SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 11, 2003

(Date of Report)

Central European Distribution Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or Other jurisdiction of Incorporation or Organization)	0-24341 (Commission file number)	54-1865271 (IRS employer identification number)

1343 Main Street, Suite 301, Sarasota Florida 34236

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (941) 330-1558

Item 5. Other Events.

On June 9, 2003, Central European Distribution Corporation issued a press release announcing that it has signed a letter of intent to acquire Panta Hurt Sp z o.o. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 9, 2003 regarding letter of intent to acquire Panta Hurt Sp z o.o.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

Date: June 11, 2003	By:	/s/ JAMES ARCHBOLD
James Archbold Corporate Secretary and Director of Investor Relations